Exhibit 10.1

CHARTER COMMUNICATIONS, INC.

2025 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I.
PURPOSE
The purpose of this Charter Communications, Inc. 2025 Employee Stock Purchase Plan (as it may be amended or restated from time to time, this “Plan”) is to assist certain employees of Charter Communications, Inc., a Delaware corporation (the “Company”) and its Designated Subsidiaries in acquiring a stock ownership interest in the Company.
This Plan consists of two separate and distinct components: (i) the Section 423 Component and (ii) the Non-Section 423 Component. The “Section 423 Component” is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code and shall be administered, interpreted and construed in a manner consistent with the requirements of Section 423 of the Code. The “Non-Section 423 Component” authorizes the grant of rights which need not qualify as rights granted pursuant to an “employee stock purchase plan” under Section 423 of the Code and the grant of matching restricted stock unit awards, and shall not be intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.
Certain terms and conditions that are solely applicable to the Section 423 Component are set forth on Exhibit A attached hereto, and certain terms and conditions that are solely applicable to the Non-Section 423 Component are set forth on Exhibit B attached hereto, each of which are hereby fully incorporated herein by reference.
ARTICLE II.
DEFINITIONS
Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. Any capitalized terms used in this Plan that are not defined in this Article II shall have the meanings set forth in Exhibit A or Exhibit B, as applicable.
2.1“Administrator” means the entity that conducts the general administration of this Plan as provided in Article VII. The term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of this Plan as provided in Article VII.
2.2“Applicable Law” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where rights under this Plan are granted.
2.3“Board” means the Board of Directors of the Company.
2.4“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. Any reference to any section of the Code shall also be a reference to any successor provision and any guidance and treasury regulation promulgated thereunder.
2.5“Common Stock” means the Class A common stock, $0.001 par value per share, of the Company.
2.6“Compensation” of an Eligible Employee means the gross cash compensation received by such Eligible Employee as compensation for services to the Company or any Designated Subsidiary, including base salary, overtime payments, shift differentials and paid time off payments, but excluding any periodic bonuses, jury duty pay, funeral leave pay, military leave pay, one-time bonuses (e.g., retention or sign on bonuses), education or tuition reimbursements, travel expenses, business and moving reimbursements, income received in connection with any stock options, stock appreciation rights, restricted stock, restricted stock units or other compensatory equity awards, fringe benefits, other special payments and all contributions made by the Company or any Designated Subsidiary for the Employee’s benefit under any employee benefit plan now or hereafter established; provided, that the Administrator may modify this definition of Compensation at any time in its sole discretion; provided, further, that with respect to the Section 423 Component, any such modification must comply with the applicable requirements set forth in Section 423 of the Code.
2.7“Designated Subsidiary” means any Subsidiary designated by the Administrator in accordance with Section 8.2(c) of this Plan.
2.8“Effective Date” means the date this Plan is adopted by the Board.
2.9“Eligible Employee” shall have the meaning ascribed to such term under the Section 423 Component or the Non-Section 423 Component, as applicable.
2.10“Employee” means, (a) with respect to the Section 423 Component, a person who is an employee within the meaning of Section 3401(c) of the Code, and (b) with respect to the Non-Section 423 Component, any individual who renders services to the Company or any Designated Subsidiary in the status of an employee. For purposes of an individual’s participation in, or other rights under the Section 423 Component or the Non-Section 423 Component, as applicable, all determinations by the Company shall be final, binding and conclusive, notwithstanding that any court of law or governmental agency subsequently makes a contrary determination. For purposes of the Section 423 Component or the Non-Section 423 Component, as applicable, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period.
2.11“Enrollment Date” means the first Trading Day of each Offering Period, unless otherwise specified in the Offering Document.
2.12“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.
2.13“Fair Market Value” on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or if there were no reported transaction for such date, the opening transaction price as reported by such exchange for the first trading date following the date by which such value is being determined on the next preceding date, or if such Shares are not so listed or admitted to trading, the average of the high and low sales price per Share on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted or, if there have been no regularly quoted or reported high and low sales prices with respect to Shares on such date, the Fair Market Value shall be the value established by Administrator in good faith.
2.14“Offering Document” shall have the meaning ascribed to such term under the Section 423 Component or the Non-Section 423 Component, as applicable.
2.15“Offering Period” shall have the meaning ascribed to such term under the Section 423 Component or the Non-Section 423 Component, as applicable.
2.16“Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
2.17“Participant” shall have the meaning ascribed to such term under the Section 423 Component or the Non-Section 423 Component, as applicable.
2.18“Purchase Date” means the last Trading Day of each Offering Period, unless otherwise specified in the Offering Document.

2.19“Purchase Period” means one or more periods within an Offering Period, as designated in the applicable Offering Document; provide, however, that in the event no Purchase Period is designated by the Administrator in the applicable Offering Document, the Purchase Period for each Offering Period covered by such Offering Document shall be the same as the applicable Offering Period.
2.20“Section 409A” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable treasury regulations and other official guidance thereunder.
2.21“Share” means a share of Common Stock.
2.22“Subsidiary” shall have the meaning ascribed to such term under the Section 423 Component or the Non-Section 423 Component, as applicable.
2.23“Trading Day” means a day on which national stock exchanges in the United States are open for trading.
ARTICLE III.
SHARES SUBJECT TO THIS PLAN
3.1.Number of Shares. Subject to Section 5 of the Section 423 Component and of the Non-Section 423 Component, the aggregate number of Shares that may be issued under either the Section 423 Component or the Non-Section 423 Component shall be 1,500,000 Shares. If any right granted under the Section 423 Component or the Non-Section 423 Component, as applicable, shall for any reason terminate without having been exercised, the Shares not purchased under such right shall again become available for issuance under this Plan. If any Matching RSU Award granted under the Non-Section 423 Component shall for any reason terminate without having been settled, the Shares not issued pursuant to such Matching RSU Award shall again become available for issuance under this Plan.
3.2.Stock Distributed. Any Common Stock distributed pursuant to this Plan may consist, in whole or in part, of authorized and unissued Common Stock, treasury stock or Common Stock purchased on the open market.
3.3.Conditions to Issuance of Shares. The Company shall not be required to issue or deliver any certificate or certificates for, or make any book entries evidencing, Shares purchased upon the exercise of rights under the Section 423 Component or the Non-Section 423 Component, (or Match Shares distributed pursuant to the Non-Section 423 Component), as applicable, prior to fulfillment of all of the following conditions:
(a)The admission of such Shares to listing on all stock exchanges, if any, on which the Common Stock is then listed;

(b)The completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Administrator shall, in its absolute discretion, deem necessary or advisable;
(c)The obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable;
(d)The payment to the Company of all amounts that it is required to withhold under federal, state or local law upon exercise of the rights, if any; and
(e)The lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.
ARTICLE IV.
WITHDRAWAL; CESSATION OF ELIGIBILITY
4.1Withdrawal. A Participant may withdraw during an Offering Period all, but not less than all, of the payroll deductions credited to the Participant’s account and not yet used to exercise the Participant’s rights under this Plan by delivering written notice to the Company in a form acceptable to the Company and at such time prior to the Purchase Date for such Offering Period as may be established by the Administrator in the applicable Offering Document (and in the absence of any specific designation by the Administrator, no later than two (2) weeks prior to the Purchase Date for such Offering Period). All of the Participant’s payroll deductions credited to the Participant’s account during such Offering Period not yet used to exercise the Participant’s rights under this Plan shall be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal, without interest, and such Participant’s rights for such Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of Shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the immediately subsequent Offering Period unless the Participant timely delivers to the Company a new subscription agreement pursuant to Section 3(b) of Exhibit A or Exhibit B, as applicable.
4.2Future Participation. A Participant’s withdrawal from an Offering Period shall not have any effect upon a Participant’s eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Designated Subsidiary, or in any subsequent Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.
4.3Cessation of Eligibility. In the event that a Participant in the Section 423 Component ceases to be an Eligible Employee for any reason, such Participant shall be deemed to have elected to withdraw from the Section 423 Component pursuant to this

Article IV, and the payroll deductions credited to such Participant’s account during the Offering Period shall be paid, without interest, to such Participant or, in the case of the Participant’s death, to the person or persons entitled thereto under Section 8.5 of this Plan, as soon as reasonably practicable, and such Participant’s rights for the Offering Period shall be automatically terminated. In the event that a Participant in the Non-Section 423 Component ceases to be an Eligible Employee for any reason, the Administrator shall determine, in its sole discretion, when such Participant shall be deemed to have elected to withdraw from the Non-Section 423 Component pursuant to this Article IV, and upon such withdrawal (if applicable), the payroll deductions credited to such Participant’s account during the Offering Period shall be paid, without interest, to such Participant or, in the case of the Participant’s death, to the person or persons entitled thereto under Section 8.5 of this Plan, as soon as reasonably practicable, and such Participant’s rights for the Offering Period shall be automatically terminated.
ARTICLE V.
AMENDMENT, MODIFICATION AND TERMINATION
5.1Amendment, Modification and Termination. The Administrator may amend, suspend or terminate this Plan at any time and from time to time; provided, however, that approval of the Company’s stockholders shall be required to amend this Plan to: (a) increase the aggregate number, or change the type, of Shares that may be sold pursuant to rights granted under this Plan under Section 3.1 (other than an adjustment as provided by Section 5 of the Section 423 Component and/or Section 6 of the Non-Section 423 Component); or (b) modify this Plan in any manner that would be considered the adoption of a new plan within the meaning of Treasury regulation Section 1.423-2(c)(4).
5.2Certain Changes to Plan. Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, subject to Section 5.1 and, solely with respect to the Section 423 Component of this Plan, to the extent permitted by Section 423 of the Code, the Administrator shall be entitled to change or terminate the Offering Periods, limit the frequency and/or number of changes in the amount withheld from Compensation during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of payroll withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion to be advisable that are consistent with this Plan.
5.3 Actions In the Event of Unfavorable Financial Accounting Consequences. In the event the Administrator determines that the ongoing operation of this Plan may result in unfavorable financial accounting consequences, the Administrator may, in its sole discretion and, to the extent necessary or desirable, modify or amend this Plan to reduce or eliminate such accounting consequence including, but not limited to:
(a)altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;
(b)shortening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Administrator action; and
(c)allocating Shares.
Such modifications or amendments shall not require stockholder approval or the consent of any Participant.
5.4Termination of Plan. Upon termination of this Plan, the balance in each Participant’s Plan account shall be refunded as soon as practicable after such termination, without any interest thereon. Additionally, the Administrator may, in its discretion, shorten the current Offering Period such that the Purchase Date for such Offering Period occurs prior to the termination of the Plan.
ARTICLE VI.
TERM OF PLAN
This Plan shall be effective on the Effective Date, subject to approval of this Plan by the stockholders of the Company within twelve (12) months before or after the Effective Date. No rights (or, if applicable, Matching RSU Awards) may be granted under this Plan prior to stockholder approval of this Plan. No rights (or, if applicable, Matching RSU Awards) may be granted under this Plan during any period of suspension of this Plan or after termination of this Plan.
ARTICLE VII.
ADMINISTRATION
7.1Administrator. Unless otherwise determined by the Board, the Administrator of this Plan shall be the Compensation and Benefits Committee of the Board (or another committee or a subcommittee of the Board to which the Board delegates administration of this Plan) (such committee, the “Committee”). The Board may at any time vest in the Board any authority or duties for administration of this Plan. The Administrator may delegate administrative tasks under this Plan to the services of a brokerage firm, bank or other financial institution or Employees to assist in the administration of this Plan, including establishing and maintaining an individual securities account under this Plan for each Participant.

7.2Authority of Administrator. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of this Plan:
(a)To determine when and how rights to purchase Shares shall be granted and the provisions of each offering of such rights (which need not be identical);
(b)Solely with respect to the Non-Section 423 Component, to determine the terms and conditions applicable to any Matching RSU Awards (including, without limitation, any provisions related to vesting, forfeiture, acceleration and/or settlement);
(c)To designate from time to time which Subsidiaries of the Company shall be Designated Subsidiaries, which designation may be made without the approval of the stockholders of the Company and which such designation shall specify whether the participation is in the Section 423 Component or the Non-Section 423 Component;
(d)To impose a mandatory holding period pursuant to which Employees may not dispose of or transfer Shares purchased under this Plan for a period of time determined by the Administrator in its discretion;
(e)To construe and interpret this Plan and any rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in this Plan or any Offering in a manner and to the extent it shall deem necessary or expedient to administer the Plan, subject to Section 423 of the Code for the Section 423 Component;
(f)To amend, suspend or terminate this Plan as provided in Article V; and
(g)Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Designated Subsidiaries and to carry out the intent that the Section 423 Component of this Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.
7.3Decisions Binding. The Administrator’s interpretation of this Plan, any rights granted pursuant to this Plan, any subscription agreement and all decisions and determinations by the Administrator with respect to this Plan are final, binding, and conclusive on all parties.
ARTICLE VIII.
MISCELLANEOUS
8.1Restriction upon Assignment. A right granted under this Plan shall not be transferable other than by will or the Applicable Laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. Except as provided in Section 8.5 hereof, a right under this Plan may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant’s interest in this Plan, the Participant’s rights under this Plan or any rights thereunder.
8.2Foreign Employees. The Administrator may provide for such special terms applicable to Participants who are citizens or residents of a foreign jurisdiction or who are employed by a Designated Subsidiary outside of the United States, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose. Notwithstanding the foregoing, no such special terms, supplements, amendments or restatements shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company. Without limiting the foregoing, the Administrator is specifically authorized to adopt rules and procedures, with respect to Participants who are foreign nationals or employed in non-U.S. jurisdictions, regarding the exclusion of particular Subsidiaries from participation in the Plan, eligibility to participate, the definition of Compensation, handling of payroll deductions or other contributions by Participants, payment of interest, conversion of local currency, data privacy security, payroll tax, withholding procedures, establishment of bank or trust accounts to hold payroll deductions or contributions.
8.3Rights as a Stockholder. With respect to Shares (and, if applicable, Match Shares) subject to a right granted under this Plan, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such Shares (or, if applicable, Match Shares) have been issued to the Participant or the Participant’s nominee following exercise of the Participant’s rights under this Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein or as determined by the Administrator.
8.4Interest. No interest shall accrue on the payroll deductions or contributions of a Participant under this Plan.
8.5Designation of Beneficiary.
(a)A Participant may, in the manner determined by the Administrator, file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant’s account under this Plan in the event of such Participant’s death subsequent to a Purchase Date on which the Participant’s rights are exercised but prior to delivery to such Participant of such Shares and cash. In addition, a

Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under this Plan in the event of such Participant’s death prior to exercise of the Participant’s rights under this Plan. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as the Participant’s beneficiary shall not be effective without the prior written consent of the Participant’s spouse.
(b)Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
8.6Notices. All notices or other communications by a Participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
8.7Equal Rights and Privileges. All Eligible Employees will have equal rights and privileges under the Section 423 Component of this Plan so that the Section 423 Component of this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Any provision of the Section 423 Component of this Plan that is inconsistent with Section 423 of the Code will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code. Eligible Employees participating in the Non-Section 423 Component need not have the same rights and privileges as other Eligible Employees participating in the Non-Section 423 Component or as Eligible Employees participating in the Section 423 Component.
8.8Use of Funds. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.
8.9Reports. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased and the remaining cash balance, if any.
8.10No Employment Rights. Nothing in this Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to employment with (or to remain in the employ of) the Company or any Parent or Subsidiary thereof or affect the right of the Company or any Parent or Subsidiary thereof to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.
8.11Conformity to Securities Laws. Notwithstanding any other provision of the Plan, the Plan and the participation in the Plan by any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemption rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
8.12Section 409A. The Section 423 Component of the Plan and the rights to purchase Shares granted pursuant to Offerings thereunder are intended to be exempt from the application of Section 409A. Neither the Non-Section 423 Component nor any rights to purchase Shares granted pursuant to an Offering thereunder (or any Matching RSU Awards granted or Match Shares issued) are intended to constitute or provide for “nonqualified deferred compensation” within the meaning of Section 409A. Notwithstanding any provision of the Plan to the contrary, if the Administrator determines that any right to purchase Shares granted under the Plan may be or become subject to Section 409A or that any provision of the Plan may cause a right to purchase Shares granted under the Plan to be or become subject to Section 409A, the Administrator may adopt such amendments to the Plan and/or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions as the Administrator determines are necessary or appropriate to avoid the imposition of taxes under Section 409A, either through compliance with the requirements of Section 409A or with an available exemption therefrom.
8.13Notice of Disposition of Shares. Each Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares purchased upon exercise of a right under the Section 423 Component of this Plan if such disposition or transfer is made: (a) within two (2) years from the Enrollment Date of the Offering Period in which the Shares were purchased or (b) within one (1) year after the Purchase Date on which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.
8.14Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.
8.15Electronic Forms. To the extent permitted by Applicable Law and in the discretion of the Administrator, an Eligible Employee may submit any form or notice as set forth herein by means of an electronic form approved by the Administrator. Before the commencement of an Offering Period, the Administrator shall prescribe the time limits within which any such electronic form shall be submitted to the Administrator with respect to such Offering Period in order to be a valid election.
* * * * *

EXHIBIT A
SECTION 423 COMPONENT
The purpose of this Section 423 Component of the Plan is to allow Eligible Employees to increase their ownership stake in the Company through the grant of options to purchase Shares at a discount to Fair Market Value, which will be funded through after-tax payroll deductions.
Section 1.Definitions and Construction. Wherever the following terms are used in this Section 423 Component or the Plan, they shall have the meanings specified below, unless the context clearly indicates otherwise.
(a) “Eligible Employee” means:
(i)an Employee who does not, immediately after any rights under this Section 423 Component are granted, own (directly or through attribution) stock possessing five percent (5%) or more of the total combined voting power or value of all classes of Shares and other securities of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code). For purposes of the foregoing, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock that an Employee may purchase under outstanding options shall be treated as stock owned by the Employee.
(ii)Notwithstanding the foregoing, the Administrator may provide in an Offering Document that an Employee shall not be eligible to participate in an Offering Period under this Section 423 Component if: (A) such Employee is a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code; (B) such Employee has not met a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two (2) years); (C) such Employee’s customary employment is for twenty (20) hours per week or less; (D) such Employee’s customary employment is for less than five (5) months in any calendar year; and/or (E) such Employee is a citizen or resident of a foreign jurisdiction and the grant of a right to purchase Shares under this Section 423 Component to such Employee would be prohibited under the laws of such foreign jurisdiction or the grant of a right to purchase Shares under this Plan to such Employee in compliance with the laws of such foreign jurisdiction would cause this Plan to violate the requirements of Section 423 of the Code, as determined by the Administrator in its sole discretion; provided, further, that any exclusion in clauses (A), (B), (C), (D) or (E) of this Section 1(a)(i) shall be applied in an identical manner under each Offering Period to all Employees, in accordance with Treasury Regulation Section 1.423-2(e).
(b)“Offering” means an offer under this Section 423 Component of a right to purchase Shares that may be exercised during an Offering Period as further described in Section 4 of this Section 423 Component. Unless otherwise specified by the

Administrator, each Offering to the Eligible Employees of the Company or a Designated Subsidiary shall be deemed a separate Offering, even if the dates and other terms of the applicable Offering Periods of each such Offering are identical, and the provisions of this Plan will separately apply to each Offering. To the extent permitted by Treasury Regulation Section 1.423-2(a)(1), the terms of each separate Offering under this Section 423 Component need not be identical, provided that the terms of this Section 423 Component and an Offering thereunder together satisfy Treasury Regulation Section 1.423-2(a)(2) and (a)(3).
(c)“Participant” means any Eligible Employee who has executed a subscription agreement and been granted rights to purchase Common Stock pursuant to this Section 423 Component.
(d)“Purchase Price” means the purchase price designated by the Administrator in the applicable Offering Document, which purchase price shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the Enrollment Date or the Purchase Date, whichever is lower; provided, however, that, in the event no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document shall be eighty-five percent (85%) of the Fair Market Value of a Share on the Enrollment Date or the Purchase Date, whichever is lower; provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Section 5 of this Section 423 Component and shall not be less than the par value of a Share.
(e)“Subsidiary” means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, that a limited liability company or partnership may be treated as a Subsidiary to the extent either (a) such entity is treated as a disregarded entity under Treasury Regulation Section 301.7701-3(a) by reason of the Company or any other Subsidiary that is a corporation being the sole owner of such entity, or (b) such entity elects to be classified as a corporation under Treasury Regulation Section 301.7701-3(a) and such entity would otherwise qualify as a Subsidiary.
Section 2.Offering Periods; Offering Documents. The Administrator may from time to time grant, or provide for the grant of, rights to purchase Shares under this Section 423 Component to Eligible Employees during one or more periods (each, an “Offering Period”) selected by the Administrator in its sole discretion. The terms and conditions applicable to each Offering Period under this Section 423 Component shall be set forth in an “Offering Document” adopted by the Administrator, which Offering Document shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate in its sole discretion, subject to this Section 423 Component. The Administrator shall establish in each Offering Document one or more

Purchase Periods during such Offering Period during which rights granted under this Plan shall be exercised and purchases of Shares carried out during such Offering Period shall be made in accordance with such Offering Document and this Section 423 Component. Each Offering Document with respect to an Offering Period shall specify (through incorporation of the provisions of this Plan by reference or otherwise): (a) the length of the Offering Period (which, in the absence of any specific designation by the Administrator, shall be approximately six (6) months); provided, that in no event shall the length of any Offering Period under this Section 423 Component exceed twenty-seven (27) months; (b) the length of the Purchase Period(s) within the Offering Period, if applicable; (c) the maximum number of Shares that may be purchased by any Eligible Employee during such Offering Period (which, in the absence of any specific designation by the Administrator, shall be 100 Shares; and (d) such other provisions as the Administrator determines are appropriate, subject to this Section 423 Component.
Section 3.Eligibility and Participation.
(a)Eligibility. Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in this Section 423 Component during such Offering Period, subject to the requirements of this Section 3 and the limitations imposed by Section 423(b) of the Code.
(b)Enrollment in Plan.
(i)Except as otherwise set forth in this Section 423 Component, in an Offering Document or as determined by the Administrator, an Eligible Employee may become a Participant in this Section 423 Component for an Offering Period by delivering a subscription agreement to the Company by such time prior to the Enrollment Date for such Offering Period (or such other date specified in the Offering Document) designated by the Administrator and in such form as the Company provides.
(ii)Each such subscription agreement shall designate a whole number percentage of such Eligible Employee’s Compensation to be withheld (on an after-tax basis) by the Company or the Designated Subsidiary employing such Eligible Employee on each payday during the Offering Period as payroll deductions under this Plan, subject to any limitations as determined by the Administrator in its sole discretion and set forth in the applicable Offering Document, subject to this Section 423 Component. The payroll deductions made for each Participant shall be credited to an account for such Participant under this Section 423 Component and shall be deposited with the general funds of the Company.
(iii)A Participant may decrease (but not increase) the percentage of Compensation designated in the Participant’s subscription agreement (to as low as zero), subject to the limits of this Section 3(b), at any time during an Offering Period; provided, however, that the Administrator may limit the number of times a Participant may decrease the Participant’s payroll deduction elections during each Offering Period in the applicable Offering Document (and in the absence of any specific designation by the Administrator, a Participant shall be allowed one decrease (but no increases) to the Participant’s payroll deduction elections during each Offering Period with respect to such Offering Period). Any such change of payroll deductions shall be effective with the first full payroll period following ten (10) business days after the Company’s receipt of the new subscription agreement (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document). In the event a Participant decreases the Participant’s payroll deductions to zero, such Participant’s cumulative payroll deductions prior to such decrease shall remain in the Participant’s account and shall be applied to the purchase of Shares on the next occurring Purchase Date and shall not be paid to such Participant unless the Participant withdraws from participation in this Plan pursuant to Article IV of the Plan.
(iv)Except as otherwise set forth in Section 3(g) of this Section 423 Component, in an Offering Document or as determined by the Administrator, a Participant may participate in this Section 423 Component only by means of payroll deduction and may not make contributions by lump sum payment for any Offering Period. Notwithstanding any other provisions of this Plan to the contrary, in non-U.S. jurisdictions where participation in this Plan through payroll deductions is prohibited, the Administrator may provide that an Eligible Employee may elect to participate through contributions to the Participant’s account under this Plan in a form acceptable to the Administrator in lieu of or in addition to payroll deductions; provided, that any such alternative method of contribution must comply with the requirements of Section 423 of the Code.
(c)Payroll Deductions. Except as otherwise set forth in Section 3(g) of this Section 423 Component, in an Offering Document or as determined by the Administrator, payroll deductions for a Participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which the Participant’s authorization is applicable, unless sooner terminated by the Participant as provided in Article IV of the Plan or suspended by the Participant or the Administrator as provided in Sections 3(b) and 3(f), respectively, of this Section 423 Component.
(d)Effect of Enrollment. A Participant’s completion of a subscription agreement will automatically enroll such Participant in this Section 423 Component for each subsequent Offering Period on the terms contained therein until the Participant either submits a new subscription agreement, withdraws from participation under this Plan as provided in Article IV or the Plan or otherwise becomes ineligible to participate in this Plan.
(e)Limitation on Purchase of Common Stock. An Eligible Employee may be granted rights under this Section 423 Component only if such rights, together with any other rights granted to such Eligible Employee under any “employee stock purchase plans” of the Company, any Parent or any Subsidiary, as specified by Section 423(b)(8)

of the Code, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Parent or Subsidiary to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. This limitation shall be applied in accordance with Section 423(b)(8) of the Code.
(f)Suspension of Payroll Deductions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, Section 3(e) of this Section 423 Component or the other limitations set forth in this Section 423 Component or the Plan, a Participant’s payroll deductions may be suspended by the Administrator at any time during an Offering Period. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares by reason of Section 423(b)(8) of the Code, Section 3(e) of this Section 423 Component or the other limitations set forth in this Section 423 Component or the Plan shall be paid to such Participant, without interest, in one lump sum in cash as soon as reasonably practicable after the Purchase Date.
(g)Leave of Absence. During leaves of absence approved by the Company meeting the requirements of Treasury Regulation Section 1.421-1(h)(2) under the Code, a Participant may continue participation in this Section 423 Component by making cash payments to the Company on the Participant’s normal payday equal to the Participant’s authorized payroll deduction.
Section 4.Grant and Exercise of Rights.
(a)Grant of Rights. On the Enrollment Date of each Offering Period under this Section 423 Component, each Eligible Employee participating in such Offering Period pursuant to the terms of the Section 423 Component shall be granted a right to purchase, subject to the limits in Section 3(e) of this Section 423 Component, on each Purchase Date during such Offering Period (at the applicable Purchase Price), a number of whole Shares determined by dividing (a) such Participant’s payroll deductions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price. Such right shall expire on the earliest of: (x) the last Purchase Date of the Offering Period, (y) the last day of the Offering Period and (z) the date on which the Participant withdraws from participation in the Plan in accordance with Article IV of the Plan.
(b)Exercise of Rights. On each Purchase Date, each Participant’s accumulated payroll deductions and any other additional payments specifically provided for in the applicable Offering Document will be applied to the purchase of whole Shares pursuant to Section 4(a) of this Section 423 Component at the Purchase Price. Fractional Shares may be issued upon the exercise of rights granted under this Plan, unless the Offering Document specifically provides otherwise. Shares issued pursuant to this Plan may be evidenced in such manner as the Administrator may determine and may be issued in certificated form or issued pursuant to book-entry procedures.

(c)Pro Rata Allocation of Shares. If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which rights are to be exercised may exceed (a) the number of Shares that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (b) the number of Shares available for issuance under this Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom rights to purchase Shares are to be exercised pursuant to this Section 4 on such Purchase Date, and shall either (i) continue all Offering Periods then in effect or (ii) terminate any or all Offering Periods then in effect. The Company may make a pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under this Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares shall be paid to such Participant, without interest, in one lump sum in cash as soon as reasonably practicable after the Purchase Date or such earlier date as determined by the Administrator.
Section 5.Adjustments Upon Changes in Stock.
(a)Changes in Capitalization. Subject to Section 5(c) of this Section 423 Component, in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), change in control, reorganization, merger, amalgamation, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under this Section 423 Component or with respect to any outstanding purchase rights under this Section 423 Component, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and type of Shares (or other securities or property) that may be issued under this Section 423 Component; (ii) the class(es) and number of Shares and price per Share subject to outstanding rights; and (iii) the Purchase Price with respect to any outstanding rights.
(b)Other Adjustments. Subject to Section 5(c) of this Section 423 Component, in the event of any transaction or event described in Section 5(a) of this Section 423 Component or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in Applicable Law or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under this Section 423 Component or with respect to any right under this Section 423 Component, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:
(i)To provide for either (A) the termination of any outstanding right to purchase Shares granted under this Section 423 Component, in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable, or (B) the replacement of such outstanding right with other rights or property selected by the Administrator in its sole discretion;
(ii)To provide that the outstanding rights to purchase Shares granted under this Section 423 Component, shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(iii)To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding rights to purchase Shares granted under this Section 423 Component and/or in the terms and conditions of outstanding rights and rights that may be granted under this Section 423 Component in the future;
(iv)To provide that Participants’ accumulated payroll deductions may be used to purchase Shares prior to the next occurring Purchase Date under this Section 423 Component on such date as the Administrator determines in its sole discretion, and the Participants’ rights under the ongoing Offering Period(s) shall be terminated as of such prior purchase date; and/or
(v)To provide that all outstanding rights to purchase Shares granted under this Section 423 Component shall terminate without being exercised.
(c)No Adjustment Under Certain Circumstances. No adjustment or action described in this Section 5 or in any other provision of this Section 423 Component shall be authorized to the extent that such adjustment or action would cause the Section 423 Component of this Section 423 Component to fail to satisfy the requirements of Section 423 of the Code.
(d)No Other Rights. Except as expressly provided in this Section 423 Component, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in this Section 423 Component or pursuant to action of the Administrator under this Section 423 Component, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to outstanding rights under this Section 423 Component or the Purchase Price with respect to any outstanding rights.
Section 6.Withholding. At the time a Participant’s rights under this Section 423 Component are exercised, in whole or in part, or at the time some or all of the Shares issued under this Section 423 Component are disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the right or the disposition of the Shares. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including, without limitation, any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Shares by the Participant.

EXHIBIT B
NON-SECTION 423 COMPONENT
The purpose of this Non-Section 423 Component of the Plan is to allow Eligible Employees to increase their ownership stake in the Company through the grant of options to purchase Shares funded through after-tax payroll deductions and the grant of matching restricted stock unit awards with respect to a certain number of such purchased Shares.
Section 1.Definitions and Construction. Wherever the following terms are used in this Non-Section 423 Component or the Plan, they shall have the meanings specified below, unless the context clearly indicates otherwise.
(a)“Eligible Employee” means any full-time Employee who is not otherwise eligible to participate in the Company’s annual long-term incentive program or any other Employee as designated by the Administrator in its sole discretion, as determined by the Administrator in its sole discretion.
(b)“Matching RSU Award” means an award of RSUs granting a Participant the right to receive a number of Match Shares upon the vesting of such RSU award.
(c)“Matching RSU Award Agreement” means the written or electronic agreement, contract, certificate, or other instrument or document evidencing the terms and conditions of an individual Matching RSU Award. Each Matching RSU Award Agreement shall be subject to the terms and conditions of this Non-Section 423 Component and the Plan.
(d)“Offering” means an offer under this Non-Section 423 Component of a right to purchase Shares that may be exercised during an Offering Period, as further described in Section 4 of this Non-Section 423 Component. Unless otherwise specified by the Administrator, each Offering to the Eligible Employees of the Company or a Designated Subsidiary shall be deemed a separate Offering, even if the dates and other terms of the applicable Offering Periods of each such Offering are identical, and the provisions of this Plan will separately apply to each Offering.
(e)“Participant” means any Eligible Employee who has executed a subscription agreement and been granted rights to purchase Common Stock and receive a Matching RSU Award pursuant to this Non-Section 423 Component.
(f)“Purchase Price” means the purchase price designated by the Administrator in the applicable Offering Document; provided, that in the event no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document shall be one-hundred percent (100%) of the Fair Market Value of a Share on the Purchase Date; provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Section 6 of this Non-Section 423 Component and shall not be less than the par value of a Share.
(g)“RSU” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share, subject to certain vesting conditions and other restrictions as described in this Non-Section 423 Component and the applicable Matching RSU Award Agreement.
(h)“Subsidiary” means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. In addition, Subsidiary shall include any corporate or non-corporate entity in which the Company has a direct or indirect equity interest or significant business relationship.
(i)“Year of Service” means any year in which the Eligible Employee was continuously employed by the Company or the applicable Designated Subsidiary for the entire year, commencing with the applicable Eligible Employee’s date of hire (and inclusive of any approved leaves of absences).
Section 2.Offering Periods; Offering Documents. The Administrator may from time to time grant, or provide for the grant of, rights to purchase Shares under this Non-Section 423 Component to Eligible Employees during one or more periods (each, an “Offering Period”) selected by the Administrator in its sole discretion (and in the absence of any specific designation by the Administrator, the length of each Offering Period under this Non-Section 423 Component shall be approximately six (6) months). The terms and conditions applicable to each Offering Period under this Non-Section 423 Component shall be set forth in an “Offering Document” adopted by the Administrator, which Offering Document shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate in its sole discretion, subject to this Non-Section 423 Component. The Administrator shall establish in each Offering Document one or more Purchase Periods during such Offering Period during which rights granted under this Plan shall be exercised and purchases of Shares carried out during such Offering Period shall be made in accordance with such Offering Document and this Non-Section 423 Component. Each Offering Document with respect to an Offering Period shall specify (through incorporation of the provisions of this Plan by reference or otherwise): (a) the length of the Offering Period (which, in the absence of any specific designation by the Administrator, shall be approximately six (6) months); (b) the length of the Purchase Period(s) within the Offering Period, if applicable; and (c) such other provisions as the Administrator determines are appropriate, subject to this Non-Section 423 Component. Notwithstanding anything to the contrary set forth in this Non-Section 423 Component or the Plan, the maximum number of Shares that may be purchased by any Participant (i) during a single Offering Period under this Non-Section 423 Component shall not exceed a number of Shares with an aggregate value of

$2,500, based on the Fair Market Value of a Share as of the applicable Purchase Date, and (ii) during two consecutive Offering Periods in one calendar year under this Non-Section 423 Component shall not exceed a number of Shares with an aggregate value of $5,000, based on the Fair Market Value of a Share as of the applicable Purchase Date; provided, that the Administrator may modify the foregoing Share limitations in its sole discretion.
Section 3.Eligibility and Participation.
(a)Eligibility. Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in this Non-Section 423 Component during such Offering Period, subject to the requirements of this Section 3.
(b)Enrollment in Plan.
(i)Except as otherwise set forth herein, in an Offering Document or as determined by the Administrator, an Eligible Employee may become a Participant in this Non-Section 423 Component for an Offering Period by delivering a subscription agreement to the Company by such time prior to the Enrollment Date for such Offering Period (or such other date specified in the Offering Document) designated by the Administrator and in such form as the Company provides.
(ii)Each such subscription agreement shall designate a whole number percentage of such Eligible Employee’s Compensation to be withheld (on an after-tax basis) by the Company or the Designated Subsidiary employing such Eligible Employee on each payday during the Offering Period as payroll deductions under this Plan, subject to any limitations as determined by the Administrator in its sole discretion and set forth in the applicable Offering Document, subject to this Non-Section 423 Component. The payroll deductions made for each Participant shall be credited to an account for such Participant under this Non-Section 423 Component and shall be deposited with the general funds of the Company.
(iii)A Participant may decrease (but not increase) the percentage of Compensation designated in the Participant’s subscription agreement (to as low as zero), subject to the limits of this Section 3(b), at any time during an Offering Period; provided, however, that the Administrator may limit the number of times a Participant may decrease the Participant’s payroll deduction elections during each Offering Period in the applicable Offering Document (and in the absence of any specific designation by the Administrator, a Participant shall be allowed one decrease (but no increases) to the Participant’s payroll deduction elections during each Offering Period with respect to such Offering Period). Any such change of payroll deductions shall be effective with the first full payroll period following ten (10) business days after the Company’s receipt of the new subscription agreement (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document). In the event a Participant decreases the Participant’s payroll deductions to zero, such Participant’s cumulative payroll deductions prior to such decrease shall remain in the Participant’s account and shall be applied to the purchase of Shares on the next occurring Purchase Date and shall not be paid to such Participant unless the Participant withdraws from participation in this Plan pursuant to Article IV of the Plan.
(iv)Except as otherwise set forth in Section 3(e) of this Non-Section 423 Component, in an Offering Document or as determined by the Administrator, a Participant may participate in this Plan only by means of payroll deduction and may not make contributions by lump sum payment for any Offering Period. Notwithstanding any other provisions of this Non-Section 423 Component to the contrary, in non-U.S. jurisdictions where participation in this Non-Section 423 Component through payroll deductions is prohibited, the Administrator may provide that an Eligible Employee may elect to participate through contributions to the Participant’s account under this Non-Section 423 Component in a form acceptable to the Administrator in lieu of or in addition to payroll deductions.
(c)Payroll Deductions. Except as otherwise set forth in Section 3(d) of this Non-Section 423 Component, in an Offering Document or as determined by the Administrator, payroll deductions for a Participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which the Participant’s authorization is applicable, unless sooner terminated by the Participant as provided in Article IV or suspended by the Participant or the Administrator as provided in Section 3(b) of this Non-Section 423 Component.
(d)Leave of Absence. During leaves of absence approved by the Company meeting the requirements of Treasury Regulation Section 1.421-1(h)(2) under the Code, a Participant may continue participation in this Plan by making cash payments to the Company on the Participant’s normal payday equal to the Participant’s authorized payroll deduction.
Section 4.Grant and Exercise of Rights.
(a)Grant of Rights. On the Enrollment Date of each Offering Period under this Non-Section 423 Component, each Eligible Employee participating in such Offering Period pursuant to the terms of this Non-Section 423 Component shall be granted a right to purchase, on each Purchase Date during such Offering Period (at the applicable Purchase Price), a number of whole Shares determined by dividing (a) such Participant’s payroll deductions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price, subject to the limitations set forth in Section 2 of this Non-Section 423 Component. Such right shall expire on the earliest of: (x) the last Purchase Date of the Offering Period, (y) the last day of the Offering Period and (z) the date on which the Participant withdraws from participation in the Plan in accordance with Article IV of the Plan.

(b)Exercise of Rights. On each Purchase Date, each Participant’s accumulated payroll deductions and any other additional payments specifically provided for in the applicable Offering Document will be applied to the purchase of whole Shares pursuant to Section 4(a) of this Non-Section 423 Component at the Purchase Price. Fractional Shares may be issued upon the exercise of rights granted under this Plan, unless the Offering Document specifically provides otherwise. Shares issued pursuant to this Plan may be evidenced in such manner as the Administrator may determine and may be issued in certificated form or issued pursuant to book-entry procedures.
(c)Pro Rata Allocation of Shares. If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which rights are to be exercised may exceed (a) the number of Shares that were available for issuance under Section 3.1 of the Plan on the Enrollment Date of the applicable Offering Period, or (b) the number of Shares available for issuance under this Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom rights to purchase Shares are to be exercised pursuant to this Section 4 on such Purchase Date, and shall either (i) continue all Offering Periods then in effect or (ii) terminate any or all Offering Periods then in effect. The Company may make a pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under this Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares shall be paid to such Participant, without interest, in one lump sum in cash as soon as reasonably practicable after the Purchase Date or such earlier date as determined by the Administrator.
Section 5.Matching RSU Awards
(a)Eligibility to Receive Matching RSU Award. Each Participant who remains an Eligible Employee at the end of an Offering Period under this Non-Section 423 Component shall be eligible to receive a Matching RSU Award pursuant to this Section 5, subject to approval by the Administrator; provided, that the receipt of any such Matching RSU Award does not (i) violate Applicable Law or (ii) result in the loss of an exemption under Rule 16b-3(d)(1) for Matching RSU Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. Such Matching RSU Award shall be granted as soon as practicable, and in no event later than thirty (30) days, following the Purchase Date of the applicable Offering Period.
(b)Match Shares. The number of Shares underlying the Matching RSU Award for an Offering Period shall be determined pursuant to applicable provisions set forth in the applicable Offering Document (the “Match Shares”), which may include fractional Match Shares (unless the Offering Document specifically provides otherwise), as determined by the Administrator in its sole discretion. The underlying Match Shares with respect to a Matching RSU Award shall be credited to a bookkeeping account until the applicable Matching RSU Award Settlement Date (as defined below), and the Participant shall have no interest, voting rights or right to receive any dividends or dividend equivalents with respect to the Match Shares until such Shares have been issued to the Participant on the applicable Matching RSU Award Settlement Date.
(c)Vesting of Matching RSU Awards. Unless otherwise set forth in the applicable Matching RSU Award Agreement, each Matching RSU Award granted to a Participant under this Non-Section 423 Component shall vest one-hundred percent (100%) on the three (3)-year anniversary of the applicable grant date, subject to such Participant’s continued employment with the Company or any Designated Subsidiary through such vesting date.
(d)Termination of Employment. Unless otherwise set forth in the applicable Matching RSU Award Agreement, in the event that a Participant’s employment with the Company or the applicable Designated Subsidiary is terminated for any reason or no reason, all unvested Matching RSU Awards will be immediately forfeited for no consideration thereof as of such date of termination, and no further Matching RSU Awards shall be granted to such Participant under this Non-Section 423 Component.
(e)Settlement of Matching RSU Awards. As soon as practicable following the date a Matching RSU Award becomes vested in accordance with the terms of this Non-Section 423 Component and the applicable Matching RSU Award Agreement, but in no event later than thirty (30) days after such vesting date, the Match Shares with respect to such Matching RSU Award shall be distributed to the applicable Participant (the “Matching RSU Award Settlement Date”).
(f)Non-Transferability of Matching RSU Awards. Until all restrictions upon the Match Shares underlying a Participant’s Matching RSU Award have lapsed in the manner set forth in Section 5(c) of this Non-Section 423 Component, such Match Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated. No Matching RSU Award (or any of the underlying Match Shares) shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act).
(g)Pro Rata Allocation of Match Shares. If the Administrator determines that, on a given Purchase Date, the number of Match Shares subject to Matching RSU Awards exceeds any limitation on the number of Shares available for issuance under Section 3.1 of the Plan, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the Match Shares available to be subject to Matching RSU Awards on such Purchase Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants eligible to be granted Matching RSU Awards on such Purchase Date.

Section 6.Adjustments Upon Changes in Stock. Notwithstanding any other provision in this Non-Section 423 Component to the contrary, the following provisions shall apply to all rights to purchase Shares and Matching RSU Awards granted under this Non-Section 423 Component:
(a)In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company or other similar corporate transaction or event that affects the Shares), or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations or other requirements that the Administrator determines in its sole discretion could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants (any such event, an “Adjustment Event”), the Administrator shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it, in its sole discretion, deems equitable, to any or all of: (A) the Share limits under this Non-Section 423 Component or any other limit applicable under this Non-Section 423 Component with respect to the number of Shares which may be granted hereunder; and (B) the number of Shares or other securities of the Company (or number and kind of other securities or other property) which may be purchased during an outstanding Offering Period or issued in respect of outstanding Matching RSU Awards under this Non-Section 423 Component; provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Administrator shall make an equitable or proportionate adjustment to outstanding Matching RSU Awards to reflect such equity restructuring.
(b)Adjustment Events. Without limiting the foregoing, except as may otherwise be provided in a Matching RSU Award Agreement, in connection with any Adjustment Event, the Administrator may, in its sole discretion, provide for any one or more of the following:
(i)substitution or assumption of Matching RSU Awards (or awards of an acquiring company), acceleration of vesting, lapse of restrictions or termination of Matching RSU Awards, the cancellation of an outstanding Offering Period and the return of Participant contributions for such Offering Period or the acceleration of the Purchase Date with respect with respect to an outstanding Offering Period to be the date of the Adjustment Event; and
(ii)subject to any limitations or reductions as may be necessary to comply with Section 409A, cancellation of any one or more outstanding Matching RSU Awards and payment to the holders of such Matching RSU Awards that are vested as of such cancellation (including, without limitation, any Matching RSU Awards that would vest as a result of the occurrence of such event but for such cancellation or for which vesting is accelerated by the Administrator in connection with such event) the value of such Matching RSU Awards, if any, as determined by the Administrator (which value, if applicable, may be based upon the price per Share received or to be received by other shareholders of the Company in such event).
Payments to holders pursuant to Section 6(b)(ii) above shall be made in cash or, in the sole discretion of the Administrator, in the form of such other consideration necessary for a Participant to receive property, cash or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of Shares covered by the Matching RSU Award at such time.
(c)Other Requirements. Prior to any payment or adjustment contemplated under this Section 6, the Administrator may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Matching RSU Awards, (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Shares, subject to any limitations or reductions as may be necessary to comply with Section 409A and (iii) deliver customary transfer documentation as reasonably determined by the Administrator.
(d)No Other Rights. Except as expressly provided in this Non-Section 423 Component, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in this Non-Section 423 Component or pursuant to action of the Administrator under this Non-Section 423 Component, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to outstanding rights under this Non-Section 423 Component or the Purchase Price with respect to any outstanding rights.
Section 7.Withholding. At the time a Participant’s rights under this Plan are exercised, in whole or in part, or at the time some or all of the Shares issued under this Plan are disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the right or the disposition of the Shares. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including, without limitation, any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Shares by the Participant. A Participant shall be required to pay to the Company or a Designated Subsidiary, as

applicable, or make arrangements satisfactory to the Company regarding the payment of, any income tax, social insurance contribution or other applicable taxes that are required to be withheld in respect of a Matching RSU Award. The Administrator may (but is not obligated to), in its sole discretion, permit or require a Participant to satisfy all or any portion of the applicable taxes that are required to be withheld with respect to a Matching RSU Award by (a) the delivery of Shares (which are not subject to any pledge or other security interest) that have been both held by the Participant and vested for at least six (6) months (or such other period as established from time to time by the Administrator in order to avoid adverse accounting treatment under applicable accounting standards) having an aggregate Fair Market Value equal to such withholding liability (or portion thereof); (b) having the Company withhold from the Shares otherwise issuable or deliverable to, or that would otherwise be retained by, the Participant upon the grant, exercise, vesting, or settlement of the Matching RSU Award, as applicable, a number of Shares with an aggregate Fair Market Value equal to the amount of such withholding liability; or (c) by any other means specified in the applicable Matching RSU Award Agreement or otherwise determined by the Administrator.